Exhibit 99.2  Certification of Chief Financial Officer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Merit Medical Systems, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kent W. Stanger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kent W. Stanger
-------------------
    Kent W. Stanger
    Chief Financial Officer

March 28, 2003

                                        A signed original of this written
                                        statement required by Section 906
                                        of the Sarbanes-Oxley Act of 2002
                                        has been  provided to the Company
                                        and  will  be   retained  by  the
                                        Company  and   furnished  to  the
                                        Securities and Exchange Commission
                                        or  its  staff  upon request.